Exhibit 99.1

Execution Copy

15,200,000 SHARES

CIGNA CORPORATION

COMMON STOCK (PAR VALUE $0.25 PER SHARE)

UNDERWRITING AGREEMENT

November 16, 2011

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036

as the Representatives of the several Underwriters

Ladies and Gentlemen:

Cigna Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 15,200,000 shares of its common stock, par value $0.25 per share (the “Firm Shares”).  The Company also proposes to issue and sell to the several Underwriters not more than an additional 2,280,000 shares of its common stock, par value $0.25 per share (the “Additional Shares”) if and to the extent that you, as Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2(a) hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares”.  The shares of common stock, par value $0.25 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock”.

1.      Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)      An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-3 (File No. 333-161227) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company; the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; the preliminary prospectus (including the preliminary prospectus supplement dated November 16, 2011) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called the “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 7(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, the Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”;

(b)      No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or Debevoise & Plimpton LLP on their behalf expressly for use therein;

(c)      For the purposes of this Agreement, the “Applicable Time” is 5:45 p.m. (Eastern time) on the date of this Agreement; the Preliminary Prospectus, together with the pricing information set forth in Schedule II hereto and any Permitted Free Writing Prospectus (as defined in Section 3(a) below) listed on Schedule III-A hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or Debevoise & Plimpton LLP on their behalf expressly for use therein;

(d)      The documents incorporated by reference in the Pricing Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Pricing Disclosure Package and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(e)      The Registration Statement conformed, as of its effective date, and conforms, and the Pricing Disclosure Package and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of its date, the Closing Date (as defined in Section 2(b)) and the Option Closing Date (as defined in Section 2(a)), as the case may be, as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or Debevoise & Plimpton LLP on their behalf expressly for use therein;

(f)      (i) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Securities Act;

(g)      The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus; the Company’s authorized share capital is as set forth in the Pricing Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(h)      Each of Connecticut General Life Insurance Company and Life Insurance Company of North America (each being hereinafter referred to as a “Principal Subsidiary”) has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus; and each Principal Subsidiary of the Company maintains an insurance license or is duly qualified to do business as a foreign corporation, limited partnership or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding ownership interests of each Principal Subsidiary of the Company have been duly authorized and validly issued in accordance with the organizational documents of such Principal Subsidiary; and the ownership interests of each Principal Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except where the failure to be so licensed or qualified or where such liens, encumbrances and defects would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”);

(i)      This Agreement has been duly authorized, executed and delivered by the Company;

(j)      The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

(k)      The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Pricing Disclosure Package and the Prospectus.

(l)      The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

(m)           The issuance by the Company of the Shares, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein and therein (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any subsidiary is subject, which conflict, breach, violation, or default would individually, or in the aggregate, have a Material Adverse Effect; and (b) will not result in any violation of (i) the provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Company, or the charter, by-laws or other organizational documents of any subsidiary of the Company or (ii) any existing statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company’s or any of its or its subsidiaries’ properties, which violation, in the case of any of the Company’s subsidiaries, would, individually, or in the aggregate, have a Material Adverse Effect;

(n)      No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Shares or the consummation by the Company of the other transactions contemplated by this Agreement in connection with the issuance and sale of the Shares by the Company, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the issuance by the Company of the Shares and the purchase and distribution of the Shares by the Underwriters;

(o)      The Company and its Principal Subsidiaries possess certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

(p)      Except as disclosed in the Pricing Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described or would not reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise reasonably possible to be material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or, to the Company’s knowledge, contemplated;

(q)      There are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Registration Statement, Pricing Disclosure Package or the Prospectus or required to be described in the Registration Statement, Pricing Disclosure Package or the Prospectus which are not filed or incorporated by reference or described as required;

(r)      The financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis;

(s)      Since the date of the latest audited financial statements incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, which incorporates by reference the annual report on Form 10-K for the fiscal year ended December 31, 2010, the quarterly reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, as well as current reports on Form 8-K, as listed in such Prospectus, there has been no material adverse change in the business, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its equity interests, except the Company’s declaration of the regular cash dividend on its common stock, par value $0.25 per share;

(t)      The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness identified by management, or by the Company’s auditors and communicated to management, in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(u)      The Company and its consolidated subsidiaries employ disclosure controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure;

(v)      PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act;

(w)           The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

(x)      Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; except, in each case, as would not reasonably be expected to (a) result in a Material Adverse Effect or (b) materially and adversely affect the Company’s ability to consummate the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder;

(y)      The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened; and

(z)      None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC (provided that the Company makes no representation or warranty with respect to the application of the merger consideration by stockholders of HealthSpring, Inc.).

(aa)           There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement.

(bb)           Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

2.      Sale and Delivery.

(a)      The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $41.38735 a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 2,280,000 Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares.  You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date nor later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 2(c) hereof solely for the purpose of covering sales of shares in excess of the number of Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

(b)      The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in your judgment is advisable.  The Company is further advised by you that the Shares are to be offered to the public initially at $42.75000 a share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $0.76950 a share under the Public Offering Price.

(c)      Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on November 22, 2011, or at such other time on the same or such other date, not later than November 30, 2011, as shall be designated in writing by you.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2(a) or at such other time on the same or on such other date, in any event not later than December 16, 2011, as shall be designated in writing by you.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters.

(d)           The documents to be delivered on the Closing Date by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at such time and date at the offices of Debevoise & Plimpton LLP, New York, New York or such other location as the Representatives and the Company may agree in writing (the “Closing Location”).  A meeting will be held at the Closing Location at 1:00 p.m., New York City time or at such other time as the Representatives and the Company may agree in writing, on the New York Business Day next preceding the Closing Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 2, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

3.      Free Writing Prospectuses.

(a)      The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433; each Issuer Free Writing Prospectus listed on Schedule III-A hereto, if any, and Schedule III-B hereto, the use of which has been consented to by the Company and the Representatives, is herein called a “Permitted Free Writing Prospectus.”

(b)      The Company and the Representatives have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any free writing prospectus, including timely Commission filing, where required, and legending.

(c)      The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus, or the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission.

4.      Covenants and Agreements.

The Company covenants and agrees with each of the Underwriters:

(a)      That the Company will furnish without charge to the Underwriters a copy of the Registration Statement, including all documents incorporated by reference therein and exhibits filed with the Registration Statement (other than exhibits which are incorporated by reference and have previously been so furnished), and, during the period mentioned in paragraph (c) below, as many written and electronic copies of the Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus, any documents incorporated by reference therein at or after the date thereof (including documents from which information has been so incorporated) and any supplements and amendments thereto as each Underwriter may reasonably request;

(b)      That the Company will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) and will promptly advise the Underwriters (i) when any amendment to the Registration Statement shall have been filed; provided, that, with respect to documents filed pursuant to the Exchange Act and incorporated by reference into the Registration Statement, such notice shall only be required during such time as the Underwriters are required in the reasonable opinion of the Representatives, to deliver a prospectus (or the notice referred to in Rule 173(a) under the Securities Act), (ii) of any request by the Commission for any amendment of the Registration Statement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  So long as any Underwriter is required in the reasonable opinion of the Representatives to deliver a prospectus (or the notice referred to in Rule 173(a) under the Securities Act), the Company will not file any amendment to the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus unless the Company has furnished one copy of such amendment or supplement to each of the Representatives and to Debevoise & Plimpton LLP, and, if such amendment or supplement is to be filed on or prior to the Closing Date, or under circumstances where the Underwriters are required in the reasonable opinion of the Representatives, to deliver a prospectus (or the notice referred to in Rule 173(a) under the Securities Act), the Representatives, shall not reasonably have objected thereto.  If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, the Company will take such steps to obtain the lifting of that order as in the best judgment of the Company are not contrary to the interests of the Company;

(c)      That if, at any time when in the opinion of the Representatives the Pricing Disclosure Package or the Prospectus (or the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered by an Underwriter or a dealer, any event shall occur as a result of which it is necessary, in the opinion of the Representatives or counsel for the Company, to amend or supplement the Pricing Disclosure Package or the Prospectus or modify the information incorporated by reference therein in order to make the statements therein, in light of the circumstances existing when the Pricing Disclosure Package or the Prospectus (or the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if it shall be necessary in the opinion of the Representatives, to amend or supplement the Pricing Disclosure Package or the Prospectus or modify such information to comply with law, the Company will forthwith (i) prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to whom Shares may have been sold by the Underwriters and to any other dealers upon reasonable request, either amendments or supplements to the Pricing Disclosure Package or the Prospectus or (ii) file with the Commission documents incorporated by reference in the Pricing Disclosure Package and Prospectus, which shall be so supplied to the Underwriters and such dealers, in either case so that the statements in the Pricing Disclosure Package or the Prospectus as so amended, supplemented or modified will not, in light of the circumstances when the Pricing Disclosure Package or the Prospectus (or the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package and the Prospectus will comply with law;

(d)      That, if required, the Company will endeavor to qualify, at its expense, the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to pay all filing fees, reasonable expenses and legal fees in connection therewith and in connection with the determination of the eligibility for investment of the Shares; provided, that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to file any consents to service of process under the laws of any jurisdiction;

(e)      That the Company will pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(f)      That the Company will make generally available to its security holders and the holders of the Shares as soon as practicable an earnings statement of the Company covering a twelve month period beginning after the Closing Date which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including Rule 158 under the Securities Act); and

(g)      That, without the prior written consent of Morgan Stanley & Co. LLC on behalf of the Underwriters, the Company will not, during the period (the “restricted period”) ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the settlement or conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or that would otherwise expire or vest by its terms during the restricted period, (C) the grant of equity awards to employees, directors or other service providers of the Company or any of its subsidiaries pursuant to a compensatory equity plan in existence as of the date hereof, including, for the avoidance of doubt, the conversion of equity awards in connection with an acquisition, (D) the filing of a registration statement on Form S-8 (or any successor or other appropriate form) with respect to shares of Common Stock to be issued pursuant to a compensatory equity plan in existence as of the date hereof, or (E) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the 90-day restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the relevant director or executive officer of the Company or the Company during the restricted period.

(h)      The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under “Use of Proceeds”.

(i)       The Company will use its best efforts to effect the listing of the Shares on the New York Stock Exchange.

5.      Certain Agreements of the Underwriters.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (as defined below) (each, a “Relevant Member State”), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Shares to the public in that Relevant Member State other than:  (1) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (2) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive (as defined below), 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Representatives for any such offer; or (3) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of the Shares shall require the Company or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the preceding paragraph, the expression “an offer of Shares to the public” in relation to any Shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Shares to be offered so as to enable an investor to decide to purchase for the Shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

6.      Expenses.

The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) all expenses in connection with the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issue of the Shares and all other expenses in connection with the preparation, printing and filing of the Basic Prospectus, any Permitted Free Writing Prospectus, the Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus, and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters; (iv) all reasonable expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 4(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) all costs and expenses incident to listing the Shares on the NYSE; (vi) the cost of printing certificates representing the Shares; (vii) the fees and expenses of any transfer agent, registrar or depositary; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including any advertising expenses connected with any offers they may make and the fees, disbursements and expenses of counsel for the Underwriters.

7.      Conditions of Underwriters’ Obligations.

The obligations of the Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Date, of the representations and warranties made herein by the Company, to compliance at and as of the Closing Date by the Company with its covenants and agreements herein contained and the other provisions hereof to be satisfied at or prior to the Closing Date, and to the following additional conditions:

(a)      (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering shall be pending before or threatened by the Commission, (ii) the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the rules and regulations under the Securities Act and in accordance herewith and each Permitted Free Writing Prospectus shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with Rule 433 under the Securities Act to the extent so required and (iii) the Underwriters shall have received on and as of the Closing Date, a certificate dated such date, signed by an executive officer (including, without limitation, the Treasurer) of the Company to the foregoing effect.

(b)      Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement, there shall not have occurred (i) any change in the business, financial condition, prospects or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Shares on the terms set forth herein; (ii) any downgrading in the rating of any debt securities of the Company or the financial strength rating of any Principal Subsidiary of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has newly placed under surveillance or review any such rating (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or on the over-the-counter market or any suspension of trading of any securities of the Company on any exchange or in the over-

the-counter market; (iv) any general moratorium on commercial banking activities declared by U.S. Federal or New York State authorities; (v) any major disruption of settlements of securities or clearance services in the United States; or (vi) any act of terrorism in the United States, any attack on, outbreak or escalation of hostilities involving the United States, any declaration of war by Congress or any other national or international calamity or crisis if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or crisis on the financial markets makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Shares on the terms set forth herein.

(c)      Debevoise & Plimpton LLP, counsel for the Underwriters, shall have furnished to you a negative assurance letter and such opinion or opinions, each dated the Closing Date, each with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to provide negative assurance with respect to such matters or to pass upon such matters.

(d)      Nicole S. Jones, Executive Vice President and General Counsel of the Company, or Lindsay Blackwood, Associate Chief Counsel and Corporate Secretary of the Company, shall have furnished to you her written opinion, dated the Closing Date, substantially in the form of Exhibit A hereto in form and substance satisfactory to you.

(e)      Davis Polk & Wardwell LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Closing Date, substantially in the form of Exhibit B hereto in form and substance satisfactory to you.

(f)      At the time of execution of this Agreement, PriceWaterhouseCoopers LLC shall have furnished to you a letter dated the date of such execution, substantially in the form heretofore supplied and deemed satisfactory to you.

(g)      At the Closing Date, PriceWaterhouseCoopers LLC shall have furnished you a letter, dated the Closing Date, to the effect that such accountants reaffirm, as of the Closing Date and as though made on the Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (f) of this Section 7, except that the specified date referred to in such letter will be a date not more than three business days prior to the Closing Date.

(h)      The Company shall have furnished or caused to be furnished to you at the Closing Date certificates of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company in this Agreement are true and correct, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) subsequent to the date of the most recent financial statements in the Registration Statement, the Pricing Disclosure Package

and the Prospectus, there has been no material adverse change in the business, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Pricing Disclosure Package and the Prospectus, (iv) to the effect set forth in paragraph (b)(ii) above, and (v) as to such other matters as you may reasonably request.

(i)      No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would as of the Closing Date, prevent the issuance or the sale of the Shares; and no injunction, restraining order or order of any other nature by any court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares.

(j)      The Firm Shares and any Additional Shares to be delivered on the Closing Date or any Option Closing Date shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence thereof shall have been provided to the Underwriters.

(k)      The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between the Underwriters and each director and executive officer of the Company  relating to sales and certain other dispositions of shares of Common Stock or certain other securities, dated and delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date.

(l)      On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company and Principal Subsidiaries, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

8.      Indemnification and Contribution.

(a)      The Company will indemnify and hold harmless each Underwriter, its affiliates, directors and officers, and with respect to Citigroup Global Markets Inc., its selling agents, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which such person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Basic Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, the Pricing Disclosure Package, the Prospectus or any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus (or any such document, as from time to time amended, or deemed to be amended, supplemented or modified), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Basic Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, the Pricing Disclosure Package, the Prospectus or any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus (or any such document, as from time to time amended, or deemed to be amended, supplemented or modified), in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b)      Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the indemnity set forth in paragraph (a) above, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Basic Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, the Pricing Disclosure Package, the Prospectus or any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus (or any such document, as from time to time amended, or deemed to be amended, supplemented or modified), in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein.

(c)      Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them.  It is understood and agreed that the indemnifying party shall not, in connection with any action or related action in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers, any control persons of such Underwriter, and, in the case of Citigroup Global Markets Inc., its selling agents, shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)      If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal or other reasonable expenses incurred by such indemnified party in connection with any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

9.      Effectiveness; Defaulting Underwriters.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company.  In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Pricing Disclosure Package, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the non defaulting Underwriters or the Company, other than as provided in Sections 8 and 11.

10.      Survival of Indemnities, Representations, Warranties, etc.

The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11.      Termination.

If this Agreement shall be terminated pursuant to Section 9 or if for any reason the purchase of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6 and the respective obligations of the Company and the Underwriters pursuant to Section 8 shall remain in effect.  If the purchase of the Shares by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii) (other than any suspension of trading specific to the Company's securities), (iv), (v) or (vi) of Section 7(b), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Shares.

12.      Notices.

In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and (i) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of:

Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention:  Equity Syndicate Desk, with a copy to the Legal Department,

Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 100013, Attention:  General Counsel, Facsimile:  (212) 816-7912,

Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention:  ECM Syndicate Desk, Phone (Facsimile:  (212) 797-9344), with a copy to the General Counsel (Facsimile:  (212) 797-4564), and (ii) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Cigna Corporation, 900 Cottage Grove Road, Bloomfield, CT 06002, Attention: Executive Vice President and General Counsel (facsimile number: (860) 226-3099).  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.      Successors.

This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective successors and the directors, trustees, officers and controlling persons referred to in Section 8 of this Agreement.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be, and being, for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of the Securities Act or the Exchange Act, and the representations, warranties, covenants, agreements and indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each person who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of the Securities Act.

14.      Relationship.

The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

15.      Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.      Counterparts.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or any other rapid transmission device designed to produce a written record of the communication transmitted shall be as effective as delivery of a manually executed counterpart thereof.

17.      Patriot Act.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

[signature page follows]

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Cigna Corporation

By:	/s/ Timothy D. Buckley
Name: Timothy D. Buckley
Title: Vice President and Treasurer

[Underwriting Agreement]

Accepted as of the date hereof:

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.

as the Representatives of the several Underwriters

By:	Morgan Stanley & Co. LLC

By:	/s/ Kathryn Bergsteinsson
Name: Kathryn Bergsteinsson
Title: Vice President

By:	Citigroup Global Markets Inc.

By:	/s/ Gerritt Parker
Name: Gerritt Parker
Title: Managing Director

By:	Deutsche Bank Securities Inc.

By:	/s/ John Reed
Name: John Reed
Title: Director

By:	/s/ Frank Windels
Name: Frank Windels
Title: Managing Director

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC	5,997,920
Citigroup Global Markets Inc.	2,826,288
Deutsche Bank Securities Inc.	2,826,288
Merrill Lynch, Pierce, Fenner & Smith Incorporated	887,376
Mitsubishi UFJ Securities (USA), Inc.	887,376
UBS Securities LLC	887,376
Wells Fargo Securities, LLC	887,376
Total	15,200,000

SCHEDULE II

INFORMATION INCLUDED IN PRICING DISCLOSURE PACKAGE

Number of Firm Shares:

15,200,000

Number of Additional Shares:

2,280,000

Public Offering Price:

$42.75000

Closing Date:

November 22, 2011

SCHEDULE III-A

PERMITTED FREE WRITING PROSPECTUSES
INCLUDED IN THE PRICING DISCLOSURE PACKAGE

•	None.

SCHEDULE III-B

PERMITTED FREE WRITING PROSPECTUSES
NOT INCLUDED IN THE PRICING DISCLOSURE PACKAGE

•	Electronic road show presentation made available on NetRoadshow.com.